UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2023 (January 4, 2023)

QUOTIENT LIMITED

(Exact name of registrant as specified in its charter)

Jersey, Channel Islands	001-36415	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Business Park Terre Bonne, Route de Crassier 13, 1262 Eysins, Switzerland	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 011-41-22-716-9800

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company.  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Quotient Limited (the “Company” or “we”, “us” and “our”) received consents from all of the holders (the “Consenting Holders”) of its 4.75% Convertible Senior Notes due 2026 (the “Convertible Notes”) issued pursuant to the Indenture, dated as of May 26, 2021 (as subsequently amended, the “Indenture”), by and among the Company, the guarantors party thereto and Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to further amend the Indenture pursuant to the Fourth Supplemental Indenture, dated as of January 4, 2023 (the “Fourth Supplemental Indenture”). The Fourth Supplemental Indenture has been executed by the Company, the Trustee and the other parties thereto and is in effect.

Pursuant to the Fourth Supplemental Indenture, the Company issued and delivered further Convertible Notes (the “Further Convertible Notes”) in an aggregate principal amount of $2,493,750 issued hereunder as payment “in-kind” of (and in satisfaction of any obligation to make a cash payment in respect of) accrued interest on the Convertible Notes that is due and payable on the interest payment date occurring on November 15, 2022 pursuant to the terms of the Convertible Notes. The Further Convertible Notes have the same terms as the Convertible Notes and shall be treated as a single class, including for all purposes under the Indenture, including directions provided to the Trustee, waivers, amendments, redemptions and offers to purchase, conversion rights, and otherwise, and shall rank on a parity basis in right of payment.

The Company sought the amendments described above to issue Further Convertible Notes to satisfy any obligation to make a cash payment in respect of accrued interest on the Convertible Notes that is due and payable on the interest payment date occurring on November 15, 2022 pursuant to the terms of the Convertible Notes.

The above description of the Fourth Supplemental Indenture is qualified in its entirety by reference to the Fourth Supplemental Indenture, a copy of which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

4.1	Fourth Supplemental Indenture, dated as of January 4, 2023, by and among the Company, the guarantors party thereto and Wilmington Savings Fund Society, FSB, as trustee.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 9, 2023

QUOTIENT LIMITED

By:	/s/ Manuel O. Méndez
Name:	Manuel O. Méndez
Title:	Chief Executive Officer